Investee Companies and Other Investments	6 Months Ended
Jun. 30, 2026
Investee Companies and other investments [Abstract]
Investee Companies and other investments

Note 6 - Investee Companies and Other Investments

Information about investee companies and other investments

A.	Ellomay Luzon Energy and Dorad-

Since November 2010, the Company indirectly (through Ellomay Energy LP), held 50% of Ellomay Luzon Energy. As of December 31, 2025, Ellomay Luzon Energy held 33.75% of Dorad, which owns an approximate 850 MWp dual-fuel operated power plant in the vicinity of Ashkelon, Israel (the “Dorad Power Plant”). Dorad holds production and supply licenses, both expiring in May 2034 and commenced commercial operation in May 2014. The Company’s investment in Ellomay Luzon Energy was accounted for under the equity method.

On March 27, 2026, Ellomay Energy LP and the Luzon Group entered into a share purchase agreement (the “Ellomay Luzon Energy SPA”), following a separation process initiated pursuant to the Ellomay Luzon Energy shareholders’ agreement. Pursuant to the Ellomay Luzon Energy SPA, the Luzon Group will acquire the Ellomay Luzon Energy shares indirectly held by the Company based on a Dorad valuation of NIS 4.4 billion (i.e. a valuation of NIS 742.5 million for the Company’s indirect holdings in Dorad), subject to the fulfillment of customary conditions to closing including the receipt of approvals from the Israeli Electricity Authority, the Israeli Competition Authority and Ellomay Luzon Energy’s lenders, all to the extent required. The sale of the shares was consummated in May 2026. Upon consummation of the sale, the consideration received by the Company (net of 50% of Ellomay Luzon Energy’s net debt (outstanding bank loans minus cash and cash equivalents) in an amount of approximately NIS 182.7 million), was approximately NIS 559.8 million (approximately €167.5 million).

As a result of the sale, the Company’s share of profits of Ellomay Luzon Energy, which was an equity accounted investee, after elimination of intercompany transactions, was presented as discontinued operations and results from prior periods were adjusted accordingly. The Company’s share of profits in the amount of approximately €0.3 million was recognized up to the date of signing of the share purchase agreement on March 27, 2026 and presented as discontinued operations.

In connection with such sale, the Company recorded a gain of approximately €110.8 million and an income tax expense of approximately €27.8 million. In addition, the sale resulted in the recognition of a tax benefit of €11.8 million, in connection with the utilization of current and carryforward losses. The net gain from the sale, net of the effect of taxes, amounted to approximately €94.8 million. The gain of approximately €110.8 million, net of the related income tax expense of approximately €27.8 million resulted in a recognition of profit from discontinued operations of approximately €83 million.

In preparation for the separation process, the Company agreed with The Phoenix Insurance Company and The Phoenix Pension and Provident Fund Ltd., both Israeli institutional investors, that they will assist the Company in financing the acquisition of Ellomay Luzon Energy’s shares in the event the separation process will result in the Company buying the Ellomay Luzon Energy shares from the Luzon Group. In consideration for their agreement to provide such financing, the Company agreed to pay such entities (in a division of 40.72% and 59.28%, respectively) an amount in cash that equals the difference between the five-day average of the closing price of the Company’s ordinary shares on the Tel Aviv Stock Exchange and NIS 76 (subject to certain customary adjustments), multiplied by up to an aggregate of 263,158. Each Phoenix entity can choose to request such cash payment, in whole or in part, until April 27, 2027. The instrument is measured at fair value, and as of June 30, 2026, a current liability of approximately €0.9 million was recorded in the books, against financing expenses.

B.	Development of Solar Plants in Texas, USA –

Two projects with a capacity of approximately 14 MW each have reached “ready to build” status in May 2026.

Through the agreement to transfer Investment Tax Credits (ITCs) executed in September 2024 by Ellomay USA Inc., the Company’s indirectly wholly-owned subsidiary which owns the US project companies, the Company received approximately $4.7 million (approximately €4.1 million) from the sale of ITCs in February 2026. For more information see Note 12D to the annual financial statements.

C.	Development of Solar Projects in Italy –

In connection with the Framework Agreement executed in December 2019 and further detailed in Note 6.C to the annual financial statements, one solar plant with a capacity of approximately 17.7 MW has reached “ready to build” status in March 2026.

D.	Pumped-storage project in the Manara Cliff in Israel (“Manara PSP”) –

In June 2026, Ellomay Manara obtained a short-term bridge loan from its financing bank in the amount of NIS 70 million plus VAT, backed by a guarantee issued by the parent company of the contractor of the Manara PSP. This short-term loan is expected to be replaced by a two-year financing facility to be provided by Manara PSP’s financing consortium. Refinancing of such two-year facility on a long-term basis will be subject to approval by the Israeli Electricity Authority of compensation for damages incurred by the contractor in connection with the war in Israel, in an amount at least equal to such facility.